March 16, 2022

BNY MELLON FUNDS TRUST
BNY Mellon Income Stock Fund

Supplement to Current Prospectus Offering Class A and Class C Shares

Effective March 17, 2022, the following information supplements and supersedes and replaces the information contained in the section of the fund's Prospectus entitled "Appendix — Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries — Merrill Lynch":

Front-end sales charge waivers on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•	shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and the shares are held for the benefit of the plan
•	shares purchased by or through a 529 plan (not including 529 Plan units or 529-specific share classes or equivalents)
•	shares purchased through a Merrill Lynch-affiliated investment advisory program.
•	shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
•	shares purchased through the Merrill Edge Self-Directed platform
•	shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund when purchasing shares of the same fund (but not of any other fund in the BNY Mellon Family of Funds)
•	shares acquired through an exchange (i.e., conversion) of Class C shares of the fund that are no longer subject to a CDSC pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.
•	shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	shares purchased by board members of the fund and employees of BNYM Investment Adviser or any of its affiliates, as described in this prospectus
•	shares purchased from the proceeds of a redemption of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement
•	shares acquired through an exchange (i.e., conversion) from another share class of the fund as a result of the shareholder's holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers. Merrill Lynch has agreed to be responsible for any CDSC due, if applicable. Any future purchases of Class A are subject to the applicable sales charge as disclosed in this prospectus

CDSC waivers on Class A and C shares purchased through Merrill Lynch

Fund shares purchased through an omnibus account maintained with Merrill Lynch are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	redemptions due to death or disability of the shareholder
•	shares sold as part of a systematic withdrawal plan as described in this prospectus
•	redemptions made in connection with a return of excess contributions from an IRA account

•	shares acquired through a Right of Reinstatement (as defined above)
•	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	redemptions made to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch
•	redemptions of fund shares held in a retirement brokerage account that are exchanged for shares of a lower cost share class in connection with the transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
•	shares acquired through an exchange as a result of the shareholder's holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers. Merrill Lynch has agreed to be responsible for any CDSC due, if applicable